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Exhibit 23

Consent of Independent Registered Public Accounting Firm

Diplomat Pharmacy, Inc.
Flint, Michigan

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-199244) of Diplomat Pharmacy, Inc. of our report dated March 2, 2015, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ BDO USA, LLP

Chicago, Illinois
March 3, 2015

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  Exhibit 23
Consent of Independent Registered Public Accounting Firm